Exhibit 99.1



                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Disease Sciences, Inc.

     We have audited the accompanying balance sheet of Disease Sciences, Inc. as of April 30, 2001 and the related statements of operations, stockholders' equity and cash flows from April 17, 2001 (Inception) to April 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, the financial position of Disease Sciences, Inc. as of April 30, 2001 and the results of its operations and its cash flows from April 17, 2001 (Inception) to April 30, 2001 in conformity with generally accepted accounting principles.


                                              /s/Feldman Sherb & Co., P.C.
                                                 Feldman Sherb & Co., P.C.
                                                 Certified Public Accountants

New York, New York
May 26, 2001

                               DISEASE SCIENCES, INC.
                          (A Development Stage Enterprise)
                                 April 30, 2001

                                   BALANCE SHEET

                                       ASSETS

Cash                                                             $       59,100
                                                                    ------------
                                                                 $       59,100
                                                                    ============

                                STOCKHOLDERS' EQUITY

Stockholders' equity:
     Common stock, $.001 par value; 100,000,000 authorized,
        60,000,000 issued and outstanding                        $       60,000
     Accumulated deficit                                                   (900)
                                                                    ------------
        Total stockholders' equity                                       59,100
                                                                    ------------
                                                                 $       59,100
                                                                    ============



                        See notes to financial statements

                             DISEASE SCIENCES, INC.
                        (A Development Stage Enterprise)

                             STATEMENT OF OPERATIONS


                                                           April 17, 2001
                                                         (inception) through
                                                           April 30, 2001
                                                         -------------------




OPERATING EXPENSES                                    $                 900
                                                         -------------------

NET LOSS                                              $                (900)
                                                         ===================

NET LOSS PER WEIGHTED AVERAGE
    SHARES OUTSTANDING - Basic and Diluted            $                0.00
                                                         ===================

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING - Basic and Diluted                              60,000,000
                                                         ===================





                        See notes to financial statements

                             DISEASE SCIENCES, INC.
                        (A Development Stage Enterprise)
                        STATEMENT OF STOCKHOLDERS' EQUITY


                               Common Stock
                             ($.001 par value)                       Total
                            ----------------------   Accumulated  Stockholders'
                             Shares        Amount      Deficit      Equity
                            ----------    --------   -----------  -------------
April 17, 2001 (Inception)
 Issuance of common stock   60,000,000   $  60,000  $      -     $      60,000
 Net loss                       -               -        (900)            (900)
                            ----------    --------   -----------  -------------
April 30, 2001              60,000,000  $   60,000  $    (900)   $      59,100
                            ==========    ========   ===========  =============





                        See notes to financial statements

                             DISEASE SCIENCES, INC.
                        (A Development Stage Enterprise)
                             STATEMENT OF CASH FLOWS

                                                          April 17, 2001
                                                        (inception) through
                                                          April 30, 2001
                                                       --------------------
NET LOSS                                             $            (900)
                                                       --------------------
NET CASH USED IN OPERATIONS                                       (900)

CASH FLOWS FROM FINANCING ACTIVITIES
 Sale of common Stock                                           60,000
                                                       --------------------
NET CASH PROVIDED BY

FINANCING ACTIVITIES                                            60,000
                                                       --------------------
NET INCREASE IN CASH                                            59,100

CASH, beginning of period                                         -
                                                       --------------------
CASH, end of period                                  $          59,100
                                                        ===================




                        See notes to financial statements

                             DISEASE SCIENCES, INC.
                        (A Development Stage Enterprise)

                          NOTES TO FINANCIAL STATEMENTS

                APRIL 17, 2001 (Inception) THROUGH APRIL 30, 2001


1.        BUSINESS:

               Disease Sciences, Inc., a Delaware corporation (the "Company" or "DSCI") is a developmental stage biopharmaceutical/clinical diagnostics company planning to employ a broad array of technologies to detect, identify and quantify substances in blood or other bodily fluids and tissues. DCSI intends to target and develop proprietary pharmaceutical compounds and new technologies, it's primary goal will be a Transmissible Spongiform Encephalopty (TSE) test, useful in the diagnosis of TSE diseases such as Scrapie in sheep, Bovine Spongiform Encephalopathy (BSE) in cattle, (commonly known as "mad-cow disease"), Chronic Wasting Disease (CWD) in wild deer and elk and Creutzfeldt-Jakob Disease (CJD). Test results are to be used in the diagnosis, detection, evaluation, monitoring and potential treatment of diseases and other medical conditions. DSCI's plans to: (1) identify, acquire and exploit rights to new technologies and compounds relating to BSE, CJD and other neurological disorders; (2) enhance the value of those assets through further research and clinical testing;
          (3) perform clinical studies towards regulatory approval and attempt to market its drugs through profitable licensing agreements with major pharmaceutical companies and (4) work to develop other promising compounds in-house and in collaboration with third parties. DSCI intends to develop corporate partnerships with established and well-capitalized pharmaceutical companies for the clinical development of its compounds and for their production, commercialization and marketing. The Company intends to derive its revenues from patent sub-licensing fees, royalties from pharmaceutical sales, appropriate milestone payments and research and development contracts.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         A. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

         B. Income Taxes - The Company follows Statement of Financial Accounting Standards No. 109 - Accounting for Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

3.        STOCKHOLDERS' EQUITY

               The Company is authorized to issue 100,000,000 shares of common stock with a par value of $.001. The Company issued 60,000,000 shares at par value to its founders.

4.        SUBSEQUENT EVENT

               The Company is offering for sale to persons who qualify as Accredited investors or otherwise qualified investors up to 4,000,000 Units (the Units). Each Unit consists of one share of Common Stock, $.10 par value (the Common Stock) and four common stock purchase warrants designated Series A, Series B, Series C and Series D common stock purchase warrants (collectively the Warrants). The Series A Warrant included in each Unit entitles the holder to purchase one share of Common Stock of the Company at a purchase price of $.30 per share. The Series B Warrant included in each Unit entitles the holder to purchase one share of Common Stock of the Company at a purchase price of $.60 per share. The Series C Warrant included in each Unit entitles the holder to purchase One share of Common Stock of the Company at a purchase price of $1.00 per share. The Series D Warrant included in each Unit entitles the holder to purchase one share of common Stock of the Company at the Purchase Price of $2.00 per share. The Warrants will expire on May 1, 2006. The Company may call any Warrant series or all of the Warrants at a call price of $.001 per underlying share should the Company's Common Stock trade at or above $5.00 per share, based on the reported closing bid price of the Common Stock, for ten consecutive trading days following 15 days prior written notice of the Company's intention to call the Warrants. In the event the Warrants or Warrant series subject to call have not been exercised by written notice within such 15-day notice period, the Warrants will cease to exist. Each Unit will be offered at a price of $1,000. The Units are being offered on a "best efforts" basis. There is no minimum offering and all proceeds received will be deposited directly in the treasury of the Company. The minimum investment is one Unit, subject to the discretion of management to accept subscriptions for a fractional amount of a Unit.